SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                        August 15, 2001

INDUSTRIAL DISTRIBUTION GROUP, INC.
 (Exact name of Registrant as Specified in its Charter)

Delaware	001-13195	58-2299339

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 E. Paces Ferry Road
Suite 1575
Atlanta, Georgia	30084

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(770) 949-2100

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On August 15, 2001, the Registrant issued a Press Release regarding appointment of its new President and Chief Executive Officer attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL DISTRIBUTION GROUP, INC.

By: /s/ Jack P. Healey

Name: Jack P. Healey
Title: Senior Vice President
Chief Financial Officer and Secretary

Dated: 8/15/2001